Exhibit 99.3

CANADIAN SECURITY AGREEMENT

CANADIAN SECURITY AGREEMENT

WORLD HEART CORPORATION

TO:                         ABIOMED, Inc., at its offices at 22 Cherry Hill Drive, Danvers, MA 01923 (the “Investor”), and its successors and permitted assigns

DATED:                 As of December 11, 2007

1.             In this Agreement, unless otherwise defined herein or the context otherwise requires, capitalized terms used herein, including in the preamble and recitals, have the meanings defined in the Purchase Agreement (as defined below) or the Note and:

(a)           “Company” means World Heart Corporation, a corporation continued under the laws of Canada;

(b)           “Control Agreement” means:

(i)            with respect to any uncertificated securities included in the Collateral, an agreement between the issuer of such uncertificated securities and another person whereby such issuer agrees to comply with instructions that are originated by such person in respect of such uncertificated securities, without the further consent of the Company; and

(ii)           with respect to any securities accounts or security entitlements included in the Collateral, an agreement between the securities intermediary in respect of such securities accounts or security entitlements and another person to comply with any entitlement orders with respect to such securities accounts or security entitlements that are originated by such person, without the further consent of the Company;

(c)           “Copyrights” means all right, title and interest (and all related IP Ancillary Rights) arising under any requirement of law in or relating to copyrights and all mask work, database and design rights, whether or not registered or published, all registrations thereof and all applications therefor;

(d)           “Foreign Subsidiary” means any Subsidiary of the Company that is not incorporated under the laws of the United States of America, any state thereof or in the District of Columbia or under the laws of Canada or any province of territory thereof;

(e)           “Intellectual Property” means all rights, title and interests in or relating to intellectual property and industrial property arising under any requirement of law and all IP Ancillary Rights relating thereto, including all Copyrights, Patents, Trademarks, Internet domain names, Trade Secrets and IP Licenses;

(f)            “IP Ancillary Rights” means, with respect to any Intellectual Property, as applicable, all foreign counterparts to, and all divisionals, reversions, continuations, continuations-in-part, reissues, reexaminations, renewals and extensions of, such Intellectual Property and all income, royalties, proceeds and liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect to such Intellectual Property, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other IP Ancillary Right;

(g)           “IP License” means all contractual obligations (and all related IP Ancillary Rights), whether written or oral, granting any right, title and interest in, or relating to, any Intellectual Property except for any end user license agreement or other terms of use applicable to any purchaser or other user of the Company’s products or services;

(h)           “Loan Party” means the Company, WHI (as defined below) and any other borrower that may be added to the Purchase Agreement;

(i)            “Material Intellectual Property” means any item of Intellectual Property that is owned by or licensed to the Company (other than any item of Intellectual Property which has an aggregate value of less than $25,000);

(j)            “Obligations” means all amounts, obligations and liabilities of every type and description owing by the Company to the Investor arising out of, under, or in connection with the Note, whether direct or indirect (regardless of whether acquired by assignment), absolute or contingent, due or to become due, whether liquidated or not, now existing or hereafter arising, and including, without duplication, (a) all interest, whether or not accruing after the filing of any petition in bankruptcy or after the commencement of any insolvency, reorganization or similar proceeding, and whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding, and (b) all other fees, expenses (including reasonable fees, charges and disbursement of counsel), interest, commissions, charges, costs, disbursements, indemnities and reimbursement of amounts paid and other sums chargeable to the Investor pursuant to the Note;

(k)           “Patents” means all right, title and interest (and all related IP Ancillary Rights) arising under any requirement of law in or relating to patents and applications therefor;

(l)            “PPSA” has the meaning defined in Section 3;

(m)          “Purchase Agreement” means the note purchase agreement dated as of December 11, 2007 (as the same may be modified from time to time) among the Company and WHI, as co-borrowers, and the Investor;

(n)           “Software” means (a) all computer programs, including source code and object code versions, (b) all data, databases and compilations of data, whether machine readable or otherwise, and (c) all documentation, training materials and configurations related to any of the foregoing;

(o)           “STA” has the meaning defined in Section 3;

(p)           “Trademarks” means all right, title and interest (and all related IP Ancillary Rights) arising under any requirement of law in or relating to trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers and, in each case, all goodwill associated therewith, all registrations thereof and all applications therefor;

(q)           “Trade Secrets” means all right, title and interest (and all related IP Ancillary Rights) arising under any requirement of law in or relating to trade secrets;

(r)            “WHI” means World Heart Inc., a Delaware corporation; and

(s)           “WHI Shares” means all of the issued and outstanding shares in the capital stock of WHI owned by the Company from time to time, as such shares may be replaced, supplemented or exchanged from time to time.

2.             The rules of construction specified in Sections 1.2 and 7.6 of the Purchase Agreement also apply to this Agreement and, unless the contrary intention appears:

(a)           other grammatical forms of defined words or expressions have corresponding meanings;

(b)           a reference to a party to this Agreement includes that party’s successors and permitted assigns;

(c)           a reference to “this Agreement” includes all schedules attached hereto as amended, supplemented, restated, amended and restated or replaced from time-to time;

(d)           a reference to any thing includes the whole or any part of that thing and a reference to a group of things or persons includes each thing or person in that group;

(e)           words implying natural persons include partnerships, bodies corporate, associations, trusts, governments and governmental and local authorities and agencies;

(f)            the division of this Agreement into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement;

(g)           a reference to any agreement includes such agreement, as amended, supplemented, restated, amended and restated or replaced from time to time;

(h)           a reference to any legislation or statutory instrument or regulation includes all amendments thereto and all replacements and re-enactments thereof; and

(i)            any reference to “$” refers to lawful money of the United States of America.

3.             For valuable consideration, the Company hereby grants, assigns, transfers, sets over, mortgages and charges to the Investor, as and by way of a fixed and specific mortgage and charge and grants to the Investor a security interest (such mortgages, charges and security interests are collectively referred to herein as the “Security Interests”) in all of the present and after-acquired undertaking, property and assets (other than consumer goods) of the Company including, without limiting the foregoing, all right, title, interest and benefit which the Company now has or may hereafter have in all property of the kinds hereinafter described provided, however, that consumer goods are excluded from each of the kinds of property described below (collectively, the “Collateral”):

(a)           all goods comprising the inventory of the Company including but not limited to goods held for sale or lease or that have been leased or consigned to or by the Company or furnished or to be furnished under a contract of service or that are raw materials, work in process or materials used or consumed in a business or profession or finished goods;

(b)           all other goods which are not included in (a) above, including but not limited to furniture, fixtures, equipment, machinery, plant, tools, vehicles and other tangible personal property;

(c)           all accounts, including deposit accounts in banks, credit unions, trust companies and similar institutions, debts, demands and choses in action which are now due, owing or accruing due or which may hereafter become due, owing or accruing due to the Company, all other rights and benefits which now or may be hereafter be vested in the Company in respect of or as security for any of the said debts, demands, choses in action and claims and all claims of any kind which the Company now has or may hereafter have including but not limited to claims against the Crown and claims under insurance policies and all intercompany receivables owing to the Company by any Subsidiary or Affiliate of the Company;

(d)           all chattel paper;

(e)           all warehouse receipts, bills of lading and other documents of title, whether negotiable or not;

(f)            all instruments, lien notes, shares, stock, warrants, bonds, debentures, debenture stock or other securities, money, letters of credit, advances of credit and cheques and all other investment property, including, without limitation, the WHI Shares, but excluding any shares issued by a Foreign Subsidiary, together with any replacements thereof and substitutions therefor, and all certificates and instruments evidencing or representing the WHI Shares, all dividends, whether in cash, kind or stock, receivable upon or in respect of any of the WHI Shares and all monies or other property payable or paid on account of any return or repayment of capital in respect of any of the WHI Shares or otherwise distributed in respect thereof or which shall in any way be charged to, or payable or paid out of, the capital of the Company on account of the WHI Shares save and except for dividends paid with the prior written consent and knowledge of the Investor;

(g)           all intangibles including but not limited to contracts, agreements, options, permits, licences, consents, approvals, authorizations, orders, judgments, certificates, rulings, insurance policies, agricultural and other quotas, subsidies, franchises, immunities, privileges, and benefits and all goodwill and Intellectual Property;

(h)           with respect to the personal property described in paragraphs (a) to (g) inclusive, all books, accounts, invoices, letters, papers, documents, disks, and other records in any form, electronic or otherwise, evidencing or relating thereto; and all contracts, securities, instruments and other rights and benefits in respect thereof;

(i)            with respect to the personal property described in paragraphs (a) to (h) inclusive, all parts, components, renewals, substitutions and replacements thereof and all attachments, accessories and increases, additions and accessions thereto; and

(j)            with respect to the personal property described in paragraphs (a) to (i) inclusive, all proceeds therefrom, including personal property in any form or fixtures derived directly or indirectly from any dealing with such property or proceeds therefrom, and any insurance or other payment as indemnity or compensation for loss of or damage to such property or any right to such payment, and any payment made in total or partial discharge or redemption of an intangible, chattel paper, instrument or security;

provided that the said mortgages, charges and security interests shall not extend or apply to the last day of the term of any lease or sublease or any agreement therefor now held or hereafter acquired by the Company in respect of real property, but should such mortgages, charges and security interests become enforceable the Company shall thereafter stand possessed of such last day and shall hold it in trust for the Investor to assign the same to any person acquiring such term or the part thereof mortgaged and charged in the course of any enforcement of the said mortgages, charges and security interests or any realization of the subject matter thereof. In this Agreement, (i) the words “goods”, “consumer goods”, “account”, “inventory”, “crops”, “equipment”, “fixtures”, “chattel paper”, “document of title”, “instrument”,  “investment property”, “money”, “security”, “securities”, “intangible”, “receiver”, “proceeds” and “accessions” shall have the same meanings as their defined meanings where such words are defined in the Personal Property Security Act (Ontario) (the “PPSA”), and (ii) the words “certificated security”; “entitlement holder”, “entitlement order”, “financial asset”, “limited liability company” “security”, “security certificate”, “securities account”, “security entitlement”, “securities intermediary” and “uncertificated security” shall have the same meanings as their defined meanings where such words are defined in the Securities Transfer Act (Ontario) (the “STA”); provided that, when used herein, the terms “certificated security” and “uncertificated security” shall be understood to mean a certificated security or uncertificated security, as the case may be, that is held directly by and registered in the name of or endorsed to the Company or the Investor or their respective nominees, as applicable, and not a certificated security or uncertificated security to which the Company or the Investor, as applicable, has a security entitlement.

4.             If any lease, agreement, account, claim, demand, chose in action or other property or assets (collectively, “Assigned Rights”) may not be assigned, transferred, subleased, charged or encumbered without the consent or approval of another person, then the security granted hereunder shall only apply to such Assigned Right upon such consent or approval being obtained; provided that, in such event, (a) upon the reasonable request of the Investor, the Company shall use commercially reasonable efforts to obtain such consent or approval and (b) the Company shall, to the extent it may do so at law or pursuant to the provisions of the contract or interest in question, be deemed to hold in trust, as bare trustee, on behalf of the Investor, such Assigned Right and all of the right, title and interest of the Company in and to such Assigned Right and any warranties, guarantees and other rights which the Company may have in relation to such Assigned Right, together with all benefits, advantages and obligations to be derived therefrom, until such necessary consent or approval is obtained or until such time as such consent or approval is no longer required, whichever is earlier, at which time such Assigned Right shall automatically be assigned, transferred, subleased, charged and encumbered to and in favour of the Investor in accordance with the terms hereof; and if any requisite consent or approval to the assignment, transfer, sublease, charge or encumbering of any Assigned Right cannot be obtained, the Company and the Investor shall cooperate with each other in order to provide the Investor, with the benefit of any Assigned Right that has not been assigned, transferred, subleased, charged or encumbered and that is held by the Company pursuant hereto; and the Company acknowledges that it shall not have any discretion to deal with any such Assigned Right, except to the extent that the Company may be authorized to do so by the Investor or if otherwise permitted to do so under the Purchase Agreement.

5.             The Company shall deliver, or cause to be delivered, to the Investor, contemporaneously with execution and delivery of this Agreement or thereafter, as applicable, the following:

(a)           certificates representing the WHI Shares duly registered in the name of the Company and endorsed in blank for transfer; and

(b)           an irrevocable stock transfer power of attorney with respect to the WHI Shares duly executed by the Company.

6.

(a)           The Investor shall have the right to have any uncertificated securities or certificated securities included in the Collateral registered in its name or in the name of its nominee; and for such purpose the Company shall comply with Section 11(a) or Section 11(b), as applicable, upon the request of the Investor.

(b)           The Investor shall have the right to become or have its nominee become the entitlement holder with respect to any security entitlements or investment property included in the Collateral; and for such purpose the Company shall comply with Section 11(a) upon the request of the Investor.

(c)           As the registered holder of any uncertificated securities or certificated securities or the entitlement holder with respect to any investment property included in the Collateral, the Investor shall be entitled but not bound or required to exercise any of the rights that any holder of such securities or such entitlement holder may at any time have.  The Investor will not be responsible for any loss occasioned by its exercise of any of such rights or by failure to exercise the same within the time limited for the exercise thereof.

7.             Notwithstanding any other term of this Agreement, and subject to the terms of the Purchase Agreement, until the occurrence of an Event of Default which is continuing and subject to the terms of this Agreement, the Company is entitled to receive dividends or other distributions, vote any securities or securities entitlements and give consents, waivers and ratifications in respect of any financial assets, security entitlements and securities accounts.

8.             The Security Interests created under this Agreement secure payment and performance to the Investor of the Obligations.

9.             The Company hereby represents and warrants to the Investor that:

(a)           none of the Collateral consists of consumer goods;

(b)           when executed and delivered, this Agreement will be effective to create in favour of the Investor, a legal, valid and enforceable security interest in the Collateral and the proceeds thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity;

(c)           as of the date hereof, the Company’s inventory and equipment having a value in excess of $25,000 and its business operations and its records are all located at the locations specified in Schedule 1 attached hereto;

(d)           on the date hereof, the Company’s inventory and equipment having a value in excess of $25,000 (other than inventory or equipment in transit or in the possession of a third party for repair or service in the ordinary course of business) and books and records concerning the Collateral are kept at the locations listed on Schedule 1; provided, however, that Company’s inventory and equipment that is kept at other locations (other than inventory or equipment in transit or in the possession of a third party for repair or service in the ordinary course of business) does not have a value in the aggregate in excess of $150,000 (the Company’s inventory and equipment not required to be kept at such locations is referred to herein as “Immaterial Goods”).

(e)           when financing statements in appropriate form are filed in the offices specified in Schedule 2 attached hereto, with respect to the Company, this Agreement will be effective to create a perfected Lien on and security interest in all right, title and interest of the Company in the Collateral of the Company and the proceeds thereof to the extent that a security interest may be perfected by the filing of such financing statements, prior to the rights of any other Person, except for rights secured by Permitted Liens;

(f)            none of the Collateral that is an interest in a partnership or a limited liability company and is subject to the STA:

(i)            is dealt in or traded on any securities exchange or in any securities market;

(ii)           expressly provides by its terms that it is a “security” for the purposes of the STA or any other similar provincial legislation; or

(iii)          is held in a securities account;

except for any such Collateral of which the Investor or its nominee has “control” within the meaning of Section 1(2) of the PPSA; and

(g)           as of the date hereof, Schedule 3 attached hereto sets forth a true and complete list of the following Intellectual Property the Company owns, licenses from another Person or otherwise has the right to use:

(i)            Intellectual Property that is registered or subject to applications for registration;

(ii)           Internet domain names; and

(iii)          material Intellectual Property and material Software, separately identifying that which is owned by the Company and that which is licensed to the Company by another Person and including for each of the foregoing items (1) the owner, (2) the title, (3) the jurisdiction in which such item has been registered or in which an application for registration has been filed, or in which such Intellectual Property otherwise arises, (4) as applicable, the registration or application number and registration or application date and (5) any IP Licenses or other rights (including franchises) granted by the Company to any third Person with respect thereto, except for any end user license agreement or other terms of use applicable to any purchaser or other user of the Company’s products or services.

10.           The Company hereby agrees that:

(a)           it shall duly observe and conform to all material requirements of any Governmental Authority relative to any of the Collateral and all covenants, terms and conditions upon or under which the Collateral is held, except in each case for such matters as would not reasonably be expected to result in a Material Adverse Effect;

(b)           it shall promptly notify the Investor in writing of any change (i) in its corporate or organization name, (ii) in its type of organization or corporate structure, (iii) in its organizational identification number or (iv) in its jurisdiction of organization. The Company agrees promptly to provide the Investor with certified copies of organizational documents reflecting any of the changes described in the immediately preceding sentence. The Company agrees not to effect or permit any change referred to in the first sentence of this paragraph (b) unless all filings have been made, or will have been made within any applicable statutory period, under the PPSA or otherwise that are required in order for the Investor to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral, in which a security interest may be perfected by filing, for the benefit of the Investor.  The Company agrees promptly to notify the Investor if any material portion of the Collateral owned or held by such Company is damaged or destroyed;

(c)           within 45 days after the end of any fiscal quarter, the Company shall notify the Investor in writing of any change of location of its inventory or equipment, other than Immaterial Goods, to a location other than that set out in Schedule 1.  The Company agrees not to effect or permit any change referred to in the first sentence of this paragraph (c) unless: (i) all filings have been made, or will have been made within any applicable statutory period, under the relevant Personal Property Security Act or otherwise that are required in order for the Investor to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral, in which a security interest may be perfected by filing, for the benefit of the Investor; and (ii) all other documents including landlord or warehouseman waivers that are reasonably requested by the Investor in order to maintain its valid, legal and perfected first priority security interest in all the Collateral are delivered,

(d)           it shall, at its own expense, execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Investor may from time to time reasonably request to better preserve, protect, defend and perfect the Security Interests and the rights and remedies created hereby, including, without limitation, the payment of any fees and taxes required in connection with the execution and delivery of this Agreement and the granting of the Security Interests and the filing of any financing statements or other documents in connection herewith or therewith or, upon and during the continuance of an Event of Default, for the collection, disposition, realization or enforcement of the Collateral or the Security Interests; and upon and during the continuance of an Event of Default the Company hereby irrevocably constitutes and appoints any officer of the Investor or its appointee the true and lawful attorney of the Company, with full power of substitution, to do any of the foregoing in the name of the Company whenever and wherever the Investor may consider it to be necessary or desirable in accordance with the terms of the Purchase Agreement, all in accordance with the terms hereof. If any indebtedness payable under or in connection with any of the Collateral that is in excess of $10,000 shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Investor, duly endorsed in a manner reasonably satisfactory to the Investor; and

(e)           it shall, subject to the rights of the Company under the Transaction Documents to dispose of Collateral, at its own expense, use commercially reasonable efforts to defend title to the Collateral against all persons and to defend the Security Interests of the Investor in the Collateral and the priority thereof against any Lien that is not a Permitted Lien.

11.

(a)           To enable the Investor to better perfect and protect its security interest in the investment property included in the Collateral, promptly upon request from time to time by the Investor, acting reasonably, the Company shall:

(i)            deliver (or use its best efforts to cause to be delivered) to the Investor, endorsed to the Investor or such nominee as it may direct and/or accompanied by such instruments of assignment and transfer in such form and substance as the Investor may reasonably request, any and all instruments, certificated securities, letters of credit, documents of title and chattel paper included in or relating to the Collateral as the Investor may specify in its request, to be held by the Investor subject to the terms of this Agreement;

(ii)           direct the issuer of any and all certificated securities included in or relating to the Collateral as the Investor may specify in its request to register the applicable security certificates in the name of the Investor or such nominee as it may direct;

(iii)          direct the issuer of any and all uncertificated securities included in or relating to the Collateral, as the Investor may specify in its request, to register the Investor or such nominee as it may direct as the registered owner of such uncertificated securities; and

(iv)          direct the securities intermediary for any security entitlements or securities accounts included in or relating to the Collateral, as the Investor may specify in its request, to transfer any or all of the financial assets to which such security entitlements or securities accounts relate to such securities account or securities accounts as the Investor may specify such that the Investor shall become the entitlement holder with respect to such financial assets or the person entitled to exercise all rights with respect to such securities account.

(b)           Promptly upon request from time to time by the Investor, acting reasonably, the Company shall give its consent in writing to:

(i)            the entering into by any issuer of any uncertificated securities included in or relating to the Collateral, as the Investor may specify in its request, of a Control Agreement with the Investor in respect of such uncertificated securities, which consent may be incorporated into an agreement to which such issuer, the Investor and the Company are parties; and

(ii)           the entering into by any securities intermediary for any securities accounts or security entitlements included in or relating to the Collateral, as the Investor may specify in its request, of a Control Agreement with the Investor in respect of such securities accounts or security entitlements, which consent may be incorporated into an agreement to which such securities intermediary, the Investor and the Company are parties.

(c)           The Company covenants that it will not consent to, and represents and warrants to the Investor that it has not heretofore consented to:

(i)            the entering into by any issuer of any uncertificated securities included in or relating to the Collateral of a Control Agreement in respect of such uncertificated securities with any person other than the Investor or such nominee or agent as it may direct; or

(ii)           the entering into by any securities intermediary for any securities accounts or security entitlements included in or relating to the Collateral of a Control Agreement with respect to such securities accounts or security entitlements with any person other than the Investor or such nominee or agent as it may direct.

(d)           The Company shall not enter into any agreement with any securities intermediary that governs any securities account included in or relating to any Collateral that specifies any such securities intermediary’s jurisdiction to be a jurisdiction other than the Province of Ontario for the purposes of the STA or which is governed by the laws of a jurisdiction other than the Province of Ontario or consent to any amendment to any such agreement that would change such securities intermediary’s jurisdiction to a jurisdiction other than the Province of Ontario for the purposes of the STA or its governing law to a jurisdiction other than the Province of Ontario unless it has given the Investor at least 45 days notice of any such agreement or amendment.

12.           The Company agrees that:

(a)           within 45 days after the end of any fiscal quarter, the Company shall provide notification to Investor of any material change to Schedule 3 for the Company, during such fiscal quarter, and following the request of Investor, the Company shall provide the Investor the Notice of Security Interest in Intellectual Property and assignments as described in this Section 12 and other documents that the Investor reasonably requests with respect thereto.

(b)           the Company shall use commercially reasonable efforts (and shall use commercially reasonable efforts to cause all its licensees to):

(i)            (1) to continue to use each material Trademark in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (2) to use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (3) not to intentionally adopt or use any other Trademark that is confusingly similar or a colorable imitation of such Trademark unless the Investor shall obtain a perfected security interest in such other Trademark pursuant to this Agreement; and

(ii)           not to intentionally or recklessly do any act or omit to do any act whereby (w) such Trademark (or any goodwill associated therewith) is reasonably likely to become destroyed, invalidated, impaired or harmed in any way, (x) any Patent included in the Intellectual Property is reasonably likely to become forfeited, misused, unenforceable, abandoned or dedicated to the public, (y) any portion of the Copyrights included in the Intellectual Property is reasonably likely to become invalidated, otherwise impaired or fall into the public domain or (z) any Trade Secret that is Intellectual Property is reasonably likely to become publicly available or otherwise unprotectable; in each case.

Nothing in this Section 12(b) is intended to prevent the Company from abandoning, forfeiting, or ceasing to maintain any Trademark, Patent, Copyright or Trade Secret that does not constitute Material Intellectual Property, if (y) the Company reasonably believes in good faith, the preservation of such Trademark, Patent, Copyright or Trade Secret is no longer in the best interest of the Company (for example, the cost of preservation outweighs the utility or value of such item of Intellectual Property); and (z) the failure to preserve such Trademark, Patent, Copyright or Trade Secret has no material impact on the value and scope of the Material Intellectual Property; provided that the Investor shall have consented to any intentional failure by the Company to preserve such Trademark, Patent, Copyright or Trade Secret upon at least 10 day’s prior written notice from the Company, such consent not to be unreasonably withheld.

(c)           the Company shall notify the Investor promptly if it knows that any application or registration relating to any Intellectual Property is likely to become forfeited, misused, unenforceable, abandoned or dedicated to the public, or of any materially adverse determination or development regarding the validity or enforceability or the Company’s ownership of, interest in, right to use, register, own or maintain any such Intellectual Property (including the institution of, or any such determination or development in, any proceeding relating to the foregoing in any Canadian Intellectual Property Office).  The Company shall take all commercially reasonable actions that are necessary or reasonably requested by the Investor to maintain and pursue each material application (and to obtain the relevant registration or recordation) and subject to the last sentence of Section 10(b), to maintain each material registration and recordation provided however, that if the Company reasonably determines in good faith that any application or registration of any item of Intellectual Property is more than likely to fail and that incurring additional expense in connection with such application or registration is not in the Company’s best interest, the Company may abandon such application or registration; provided, however, that the Company shall give the Investor at least 10 days’ prior written notice prior to any intentional abandonment of such application or registration and shall take any action requested by the Investor at Investor’s expense.

(d)           the Company shall not knowingly do any act or omit to do any act to infringe, misappropriate, dilute, violate or otherwise impair any Intellectual Property of any other Person.  In the event that any Intellectual Property of the Company is or has been infringed, misappropriated, violated, diluted or otherwise impaired by a third party, the Company shall take such action as it reasonably deems appropriate under the circumstances in response thereto, which may include, bringing suit and recovering all damages therefore, if the Company reasonably determines that bringing such suit is in the best interest of protecting the Company’s Intellectual Property, taking into account the nature and extent of the infringements or impairment in question.

(e)           upon the request of the Investor, the Company shall execute and deliver to the Investor

(i)            in form and substance reasonably acceptable to the Investor and suitable for filing in the Canadian Intellectual Property Office, the Notice of Security Interest in Intellectual Property in the form attached hereto as Schedule 4-A; and

(ii)           in form and substance reasonably acceptable to the Investor and suitable for filing in the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States, the Intellectual Property Security Agreement in the form attached hereto as Schedule 4-B.

13.           Upon the occurrence and during the continuance of an Event of Default, (a) (i) the Investor shall have the right to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third person, by contacting account debtors or the third person possessing such Collateral for the purpose of making such a verification, and shall have the right to share any information it gains from such inspection or verification with the Investor, and (ii) the Investor may give notice to any or all account debtors of the Company and to any or all persons liable to the Company under an instrument to make all further payments to the Investor; (b) the Investor may take control of all proceeds of the Collateral and may apply such proceeds to the satisfaction of the Obligations secured hereby; and (c) the Investor may hold as additional security any increase or profits received from any Collateral in the Investor’s possession, and may apply any money received from such Collateral to reduce the Obligations secured hereby.  Upon the occurrence and during the continuation of an Event of Default, any payments or other proceeds of the Collateral received by the Company from account debtors or from any persons liable to the Company under an instrument shall be held by the Company in trust for the Investor and, subject to the terms of the Purchase Agreement, paid over to the Investor upon request. The Investor will not be obligated to keep any Collateral separate or identifiable. In the case of any instrument, security or chattel paper comprising part of the Collateral, the Investor will not be obligated to take any necessary or other steps to preserve rights against other persons.

14.           Upon the occurrence and during the continuance of an Event of Default, the Investor (a) may have any Collateral comprising instruments, shares, stock, warrants, bonds, debentures, debenture stock or other investment property registered in its name or in the name of its nominee; and (b) shall be entitled but not bound or required to vote in respect of such Collateral at any meeting at which the holder thereof is entitled to vote and, generally, to exercise any of the rights which the holder of such Collateral may at any time have. Notwithstanding paragraphs (a) and (b) of this Section 14, the Investor shall not be responsible for any loss occasioned by the exercise of any of the rights described therein or by failure to exercise the same within the time limited for the exercise thereof except for those losses resulting from the negligence or wilful misconduct of the Investor or its employees or agents.

15.           At its option, the Investor may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not a Permitted Lien, and may pay for the maintenance and preservation of the Collateral to the extent the Company fails to do so as required by the Purchase Agreement or this Agreement, and the Company agrees to reimburse the Investor on demand for any reasonable payment made or any reasonable expense incurred by the Investor pursuant to the foregoing authorization; provided that nothing in this Section 15 shall be interpreted as excusing the Company from the performance of, or imposing any obligation on the Investor to cure or perform, any covenants or other promises of the Company with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Transaction Documents.

16.           The Company (rather than the Investor) shall remain liable for the observance and performance of all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral and the Company agrees to indemnify and hold harmless the Investor from and against any and all liability for such performance.

17.           Upon the Company’s failure to perform any of its duties hereunder, upon reasonable notice to the Company, the Investor may, but shall not be obligated to, perform any or all of such duties, without waiving any rights to enforce this Agreement, and the Company shall pay to the Investor, forthwith upon written demand therefor, an amount equal to the costs, expenses and reasonable fees incurred by the Investor in so doing plus interest thereon from the date such costs, expenses and reasonable fees are incurred until paid at the rate of interest applicable to the Obligations (or the applicable rates of interest if different rates of interest apply to different parts of the Obligations, as determined in accordance with the Purchase Agreement) as at the date of such demand and shall be payable by the Company upon demand and shall constitute and be included in Obligations secured under this Agreement.

18.           The Company shall not make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by the Purchase Agreement. The Company shall not make or permit to be made any transfer of the Collateral and the Company shall remain at all times in possession of the Collateral owned by it, except as permitted by the Purchase Agreement.

19.           The Company will not, without the Investor’s prior written consent (which consent shall not be unreasonably withheld), grant any extension of the time of payment of any Accounts included in the Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business or consistent with prudent business practices.

20.           The Company hereby irrevocably constitutes and appoints any officer of the Investor or its appointee the true and lawful attorney of the Company, upon delivery of notice to the Company, with full power of substitution, to do any of the foregoing in the name of the Company whenever and wherever the Investor may consider it to be necessary or desirable for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Investor may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest.  Upon the occurrence and during the continuance of an Event of Default, the Investor shall have the right, with full power of substitution either in the Investor’s name or in the name of such Company, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any Company on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts to any account debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Investor were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Investor to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Investor, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Investor shall be accountable only for amounts actually received as a result of the exercise of the powers granted to the Investor herein, and neither the Investor nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act hereunder, except for their own negligence or willful misconduct.

21.           The Company hereby irrevocably constitutes and appoints any officer of the Investor or its appointee the true and lawful attorney of the Company, with full power of substitution, to do any of the foregoing in the name of the Company, upon delivery of notice to the Company, whenever and wherever the Investor may consider it to be necessary or desirable for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of the Company on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that the Company at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Investor may, without waiving or releasing any obligation or liability of the Company hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Investor reasonably deems advisable. All sums disbursed by the Investor in connection with this Section 21, including reasonable fees of counsel, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Company to the Investor and shall be additional Obligations secured hereby.

22.           If an Event of Default has occurred and is continuing, (a) the Investor may declare that all or any portion of the Obligations are immediately due and payable, at which time the Obligations shall, without prejudice to the other rights of the Investor and without presentment, demand or protest of any nature or kind, be due and payable in full and the Investor may proceed to enforce payment of the Obligations; (b) the Investor shall have, in addition to any other rights and remedies provided by law, the rights and remedies of a secured party under the PPSA and other applicable legislation together with those remedies provided by this Agreement; (c) the Investor may take possession of the Collateral, enter upon any premises of the Company, otherwise enforce this Agreement and enforce any rights of the Company in respect of the Collateral by any manner permitted by law; (d) may use the Collateral in the manner and to the extent that the Investor may consider appropriate; (e) may hold, insure, repair, process, maintain, protect, preserve, prepare for disposition and dispose of the same; and (f) may require the Company to assemble the Collateral and deliver or make the Collateral available to the Investor at a reasonably convenient place designated by the Investor.

23.           Upon the occurrence and during the continuance of an Event of Default, the Investor may (a) take proceedings in any court of competent jurisdiction for the appointment of a receiver (which term shall include a receiver and manager) of the Collateral; or (b) may by appointment in writing appoint any person to be a receiver of the Collateral and may remove any receiver so appointed by the Investor and appoint another in its stead; and any such receiver appointed by instrument in writing shall, to the extent permitted by applicable law, have all of the rights, benefits and powers of the Investor hereunder or under the PPSA or otherwise and without limitation have the power (i) to take possession of the Collateral, (ii) to carry on all or any part or parts of the business of the Company, (iii) to borrow money required for the seizure, retaking, repossession, holding, insurance, repairing, processing, maintaining, protecting, preserving, preparing for disposition, disposition of the Collateral or for any other enforcement of this Agreement or for the carrying on of the business of the Company on the security of the Collateral in priority to the Security Interests created under this Agreement, and (iv) to sell, lease or otherwise dispose of the whole or any part of the Collateral at public auction, by public tender or by private sale, lease or other disposition either for cash or upon credit, at such time and upon such terms and conditions as the receiver may determine; provided that, if any such disposition involves deferred payment the Investor will not be accountable for and the Company will not be entitled to be credited with the proceeds of any such disposition until the monies therefor are actually received; and further provided that any such receiver shall be deemed the agent of the Company, and the Investor shall not be in any way responsible for any misconduct or negligence of any such receiver.

24.           For the purpose of enabling the Investor to exercise rights and remedies hereunder (including in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, sell or grant options to purchase any Collateral) at such time as the Investor shall be lawfully entitled to exercise such rights and remedies, upon the occurrence and only during the continuance of an

Event of Default, the Company hereby grants to the Investor, (i) a nonexclusive, worldwide license (exercisable without payment of royalty or other compensation to the Company), including in such license the right to sublicense, use and practice any Intellectual Property now owned or hereafter acquired by the Company and access to all media in which any of the licensed items may be recorded or stored and to all Software and programs used for the compilation or printout thereof and (ii) a license (without payment of rent or other compensation to the Company) to use, operate and occupy all real property owned, operated, leased, subleased or otherwise occupied by the Company.

25.           The Investor shall apply the cash proceeds of any action taken by it pursuant to this Agreement, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of the Investor hereunder, including reasonable fees and disbursements of legal counsel, to the payment in whole or in part of the Obligations, as set forth in the Purchase Agreement, and only after such application and after the payment by the Investor of any other amount required by any requirement of law, need the Investor account for the surplus, if any, to the Company All such expenses and all amounts borrowed on the security of the Collateral under Section 23(b)(iii) above shall bear interest at the rate of interest applicable to the Obligations (or the applicable rates of interest if different rates of interest apply to different parts of the Obligations, as determined in accordance with the Purchase Agreement) as at the date of such demand and shall be added to the Obligations secured under this Agreement. If the proceeds from the disposition of the Collateral fails to satisfy the Obligations secured by this Agreement and the expenses incurred by the Investor or any other person in relation to the enforcement hereof, the Company shall be liable to pay any deficiency to the Investor on demand.

26.

(a)                                  The Company covenants and agrees that the payment of all indebtedness, principal, interest (including interest which accrues after the commencement of any case or proceeding in bankruptcy, or for the reorganization of any Loan Party), fees, charges, expenses, fees of counsel and any other sum, obligation or liability owing by any other Loan Party to the Company, including any intercompany trade payables or royalty or licensing fees (collectively, the “Intercompany Obligations”), is subordinated, to the extent and in the manner provided in this Section 26, to the prior payment in full of all Secured Obligations (as defined under the security agreement dated December 11, 2007 between WHI and Investor) of such other Loan Party to the Investor (other than contingent indemnification obligations as to which no claim has been asserted) (the “Senior Obligations”) and that the subordination is for the benefit of Investor, and Investor may enforce such provisions directly.  Unless an Event of Default shall have occurred and be continuing, the Company may receive payments from any other Loan Party with respect to Intercompany Obligations.

(b)                                 The Company hereby (i) authorizes Investor to demand specific performance of the terms of this Section 26 at any time when the Company shall have failed to comply with any provisions of this Section 26 and (ii) irrevocably waives (to the maximum extent permitted by requirement of law) any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

(c)                                  Upon any distribution of assets of any Loan Party in any dissolution, winding up, liquidation or reorganization (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

(i)                                     Investor shall first be entitled to receive payment in full in cash of the Senior Obligations from one or more of the Loan Parties before the Company is entitled to receive any payment on account of the Intercompany Obligations.

(ii)                                  Any payment or distribution of assets of any other Loan Party of any kind or character, whether in cash, property or securities, to which the Company would be entitled except for the provisions of this Section 26(c), shall be paid by the liquidating trustee or agent or other Person making such payment or distribution directly to Investor, to the extent reasonably necessary to make payment in full of all Senior Obligations (other than contingent indemnification obligations as to which no claim has been asserted) remaining unpaid after giving effect to any concurrent payment or distribution or provisions therefore to Investor.

(iii)                               In the event that, notwithstanding the foregoing provisions of this Section 26(c), the Company receives any payment or distribution of assets of any other Loan Party of any kind or character, whether in cash, property or securities, on account of the Intercompany Obligations before all Senior Obligations (other than contingent indemnification obligations as to which no claim has been asserted) are paid in full, such payment or distribution shall be received and held in trust for and shall be paid over to Investor for application to the payment of the Senior Obligations (other than contingent indemnification obligations as to which no claim has been asserted) until all of the Senior Obligations (other than contingent indemnification obligations as to which no claim has been asserted) shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefore to Investor.

(d)                                 No right of Investor or any other present or future holders of any Senior Obligations to enforce the subordination provisions herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms hereof, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

27.           The Company agrees that:

(a)                                  the Investor may grant extensions of time and other indulgences, take and give up security, accept compositions, grant releases and discharges and otherwise deal with the Company and, upon an Event of Default that is continuing, debtors of the

Company, sureties and others, and with the Collateral or other security as the Investor may see fit without prejudice to the liability of the Company and the rights of the Investor under this Agreement;

(b)                                 if the Company amalgamates with one or more corporations, the Obligations secured by this Agreement and the Security Interests shall continue and shall extend to the present and future undertaking, property and assets of the amalgamated corporation, as if the amalgamated corporation had executed this Agreement as the Company;

(c)                                  this Agreement and all security interests granted hereby shall terminate when all the Obligations (other than contingent or unliquidated obligations or liabilities not then due) have been paid in full in cash or immediately available funds;

(d)                                 nothing in this Agreement shall obligate the Investor to extend the time for payment or satisfaction of the Obligations;

(e)                                  if any Obligation is not paid when due, or upon any Event of Default, the Investor may, at its sole election, proceed directly and at once, without notice, against the Company and any Collateral to collect and recover the full amount of any Obligation then due, without first proceeding against any other Loan Party or any other Collateral and without first joining any other Loan Party in any proceeding;

(f)                                    any failure by the Investor to exercise any right, power or remedy in this Agreement shall not constitute a waiver thereof and no single or partial exercise by the Investor of any right, power or remedy shall preclude any other or further exercise thereof or of another right, power or remedy for the enforcement of this Agreement or the payment in full of the Obligations secured by this Agreement;

(g)                                 no amendment or waiver of or supplement to any provision of this Agreement shall in any event be effective unless it is in writing and signed by the Company and the Investor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given;

(h)                                 no waiver or act or omission of the Investor shall extend to or be taken in any manner whatsoever to affect any subsequent breach by the Company or the rights resulting therefrom;

(i)                                     all rights of the Investor under this Agreement shall be assignable in accordance with the Purchase Agreement and in any action brought by an assignee to enforce such rights, the Company shall not assert against the assignee any claim or defence which the Company now has or may hereafter have against the Investor;

(j)                                     all rights of the Investor under this Agreement shall enure to the benefit of their respective successors and assigns and all obligations of the Company under this Agreement shall bind the Company, its successors and permitted assigns;

(k)                                  this Agreement shall be governed in all respects by the laws of the Province of Ontario and the federal laws of Canada applicable therein and each of the parties hereby irrevocably attorns and submits to the non-exclusive jurisdiction of the courts of the Province of Ontario in any suit, action or proceeding relating to this Agreement;

(l)                                     all notices required or permitted to be given under this Agreement shall be in writing and made and be deemed to have been received once given to the Company in accordance with the provisions of the Purchase Agreement;

(m)                               value has been given by the Investor and that the Security Interests are intended to attach (a) with respect to the Collateral which is in existence as of the date hereof, upon execution of this Agreement, and (b) with respect to the Collateral which comes into existence after the date hereof, upon the Company acquiring any rights therein and in each case the parties do not intend to postpone the attachment of any Security Interest created by this Agreement;

(n)                                 any provision of this Agreement which is or becomes prohibited or unenforceable in any relevant jurisdiction shall not invalidate or impair the remaining provisions hereof which shall, to the maximum extent permitted by law, be deemed severable from such prohibited or unenforceable provision and any such prohibition or unenforceability in any such jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction;

(o)                                 in the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms of this Agreement, the provisions of the Purchase Agreement shall govern to the extent necessary to remove the conflict or inconsistency except for provisions in the Purchase Agreement which explicitly provide that in such cases the applicable provisions of the other Transaction Documents shall prevail in such cases, in which case the applicable provisions of this Agreement shall govern; and

(p)                                 the remedies under this Agreement may be exercised from time to time separately or in combination and are in addition to and not in substitution for any other rights however created.

28.           All rights of the Investor hereunder, the Security Interest in the Collateral and all obligations of the Company hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Purchase Agreement, any other Transaction Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Purchase Agreement, any other Transaction Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company in respect of the Obligations or this Agreement (other than a defense of payment or performance).

29.           In connection with any termination or release pursuant to Section 27(c) above, the Investor shall promptly execute and deliver to the Company all PPSA discharge statements and similar documents that the Company shall reasonably request to evidence such termination or release.  Any execution and delivery of documents pursuant to this Section 29 shall be without recourse to or representation or warranty by the Investor.  The Company shall reimburse the Investor upon demand for all reasonable costs and out of pocket expenses, including the reasonable fees, charges and expenses of counsel, incurred by it in connection with any action contemplated by this Section 29.

30.           Time shall be of the essence of this Agreement.

31.           The Company acknowledges receipt of a copy of this Agreement.

32.           This Agreement may be signed in counterparts (including counterparts signed by facsimile transmission or by electronic transmission in portable document format (PDF)) and each of such counterparts shall constitute an original document and such counterparts, taken together, shall constitute one and the same instrument.

[signature page follows]

DATED as of the date first set forth above.

WORLD HEART CORPORATION

Per:	/s/ Jal S. Jassawalla
Name:
Title:

I have authority to bind the Company

SCHEDULE 1-A

NOTICE OF SECURITY INTEREST IN INTELLECTUAL PROPERTY (CANADA)

WHEREAS World Heart Corporation (the “Company”) is the owner of the registered trade-marks and patents set forth in Exhibit A attached hereto (collectively, the “Intellectual Property”);

WHEREAS ABIOMED, Inc. (the “Investor”) entered into a Canadian Security Agreement with the Company dated as of December 11, 2007 (the “Canadian Security Agreement”) by which the Company granted to the Investor a security interest and lien in all of its property, including the Intellectual Property;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in accordance with the terms and obligations set forth in the Canadian Security Agreement, the Company hereby confirms the granting of a security interest and lien in the Intellectual Property to the Investor.

DATED:	,

WORLD HEART CORPORATION

Per:
Name:
Title:

I/We have authority to bind the Company

SCHEDULE 4-B
FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of                     ,     ,                 , is made by World Heart Corporation (“Company”), in favor of ABIOMED, Inc. (the “Investor”).

W I T N E S S E T H:

WHEREAS, pursuant to the Purchase Agreement, dated as of December 11, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), among the Company, WHI and the Investor, the Investor has agreed to make a loan to the Company upon the terms and subject to the conditions set forth therein;

WHEREAS, the Company has agreed, pursuant to a Security Agreement dated as of December 11, 2007 herewith in favor of the Investor (the “Security Agreement”), to grant a security interest in all assets to the Investor to secure payment of the Obligations of the Company;

NOW, THEREFORE, in consideration of the premises and to induce the Investor to enter into the Purchase Agreement and to make a loan to the Company thereunder, the Company hereby agrees with the Investor as follows:

1.                             Defined Terms.  Capitalized terms used herein without definition are used as defined in the Security Agreement.

2.                             Grant of Security Interest in Intellectual Property Collateral.  The Company, as collateral security for the prompt and complete payment and performance when due under the terms of the Note, of the Obligations, hereby mortgages, pledges and hypothecates to the Investor and grants to the Investor a Lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of the Company (the “Intellectual Property Collateral”):

(a)           Copyrights.

(i)            all of its Copyrights and all IP Licenses providing for the grant by or to the Company of any right under any Copyright, including, without limitation, those referred to on Schedule 1A hereto;

(ii)           all renewals, reversions and extensions of the foregoing;

(iii)          all income, royalties, proceeds and liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.

(b)           Patents.

(i)            all of its Patents and all IP Licenses providing for the grant by or to the Company of any right under any Patent, including, without limitation, those referred to on Schedule 1B hereto;

(ii)           all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of the foregoing;

(iii)          all income, royalties, proceeds and liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.

(c)           Trademarks.

(i)            all of its Trademarks and all IP Licenses providing for the grant by or to the Company of any right under any Trademark, including, without limitation, those referred to on Schedule 1C hereto;

(ii)           all renewals and extensions of the foregoing;

(iii)          all goodwill of the business connected with the use of, and symbolized by, each such Trademark; and

(iv)          all income, royalties, proceeds and liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof, other than, in each case, with respect to Excluded Property.

3.                             Security Agreement.  The security interest granted pursuant to this Intellectual Property Security Agreement is granted in conjunction with the security interest granted to the Investor pursuant to the Security Agreement and the Company hereby acknowledges and agrees that the rights and remedies of the Investor with respect to the security interest in the Intellectual Property Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

4.                             Company Remains Liable.  The Company hereby agrees that, anything herein to the contrary notwithstanding, the Company shall assume full and complete responsibility for the prosecution, defense, enforcement or any other reasonably

2

necessary or desirable actions in connection with their Intellectual Property Collateral and IP Licenses subject to a security interest hereunder.

5.                             Counterparts.  This Intellectual Property Security Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

6.                             Governing Law.  This Intellectual Property Security Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Company has caused this Intellectual Property Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

WORLD HEART CORPORATION

By:
Name:
Title:

ACCEPTED AND AGREED
as of the date first above written:

ABIOMED, INC.

By:
Name:
Title: